Investor Highlights June 2022

2 Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements. These forward-looking statements may relate to beliefs, expectations or intentions and similar statements concerning matters that are not of historical fact and are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “intend,” “potential,” “plan,” “goal,” “outlook,” “guidance” or other words that convey the uncertainty of future events or outcomes. Examples of forward-looking statements contained in this presentation include, among others, our 2022 Guidance, our belief that our acquisition and homebuilding programs will result in continued growth and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business, including the impact of inflation. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, June 3, 2022. We undertake no obligation to update any forward- looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation from GAAP to non-GAAP are included in the Defined Terms and Non-GAAP Reconciliations section of this presentation, as well as the 1Q22 Supplemental Information Package available on our website at www.americanhomes4rent.com under “For Investors.” About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is a nationally recognized brand for rental homes, known for high- quality, good value and resident satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, developing, renovating, leasing, and operating attractive, single-family homes as rental properties. As of March 31, 2022, we owned 57,984 single-family properties in selected submarkets in 22 states. Contacts American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com American Homes 4 Rent Media Relations Phone: (805) 413-5088 / Email: media@ah4r.com Legal Disclosures

AMH At A Glance 3 ➢ Largest Builder of Single-Family Homes For Rent with 2,100 – 2,400 Deliveries Expected in 2022 ➢ 20,000+ Unit Land Pipeline Creates Years of Growth Stability(2) ➢ Highest-Quality Product and Superior Investment Returns ➢ Class A SFR Locations, Inside Existing AMH Footprint ➢ 2022 Guidance of 14.7%(1) Core FFO Growth at Midpoint, Representing Another Year of Double-Digit Earnings Growth ➢ 2022 Same-Home Core NOI Growth Expected to Accelerate by 80 bps to 9.5% at the Midpoint of Guidance(1) ➢ Favorable Supply Landscape and Sustainable Demand Tailwinds ➢ National Housing Shortage ➢ Growing SFR Renter Cohort ➢ Increased Value Proposition ➢ Industry Leading Investment Grade Balance Sheet, with Fully-Funded 2022 External Capital Needs ➢ $900 Million Mar-22 Dual-Tranche Bond Offering Comprised of 10- and 30-Year Notes ➢ Highly Attractive ~$900 Million Jan-22 Partial Forward Equity Offering ➢ Net Debt and Preferred Shares to Adjusted EBITDAre of 6.0x(2) SFR Stability Amid Global Real Estate Uncertainty Fully-Funded 2022 Capital Plan & Fortified Balance Sheet First-of-its-Kind Built-For-Rent Program Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 1Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 11. (2) As of March 31, 2022.

Diversified Portfolio Footprint 4 Positioned for Long-Term Sustainable Growth and Portfolio Optimization Flexibility 30+ Markets 97.5% Same-Home Avg. Occupied Days(1) 17 Years Avg. Age per Home 22 States 57,129 Properties Owned $1,856 Same-Home Avg. Mon. Realized Rent(1) 1,989 sf Avg. Square Feet per Home Raleigh, 3.8% Charleston, 2.6% Jacksonville, 4.8% Orlando, 3.2% Tampa, 4.7% Columbus, 3.7% Chicago, 3.0% Salt Lake City, 3.2% Seattle, 1.9% Las Vegas, 2.8% Phoenix, 5.8% Dallas, 7.5% San Antonio, 2.3% Cincinnati, 3.7% Nashville, 5.5% Atlanta, 10.0% Indianapolis, 5.1% Houston, 5.0% Charlotte, 6.8% Savannah, 1.7% Top 20 AMH Market AMH Development Presence Amounts presented are for total portfolio, excluding properties held for sale, as of March 31, 2022, except where noted for our Same-Home portfolio. Map represents top 20 AMH markets as a percentage of total portfolio, excluding properties held for sale. All other markets make up the remaining 12.9%. (1) Reflected for the three months ended March 31, 2022.

5 Same-Home Operational Update 2021 2022 Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 1Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. 97.3% 97.9% 97.5% 97.4% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% 1Q May QTD Average Occupied Days 6.8% 7.6% 8.8% 9.3% 0.0% 4.0% 8.0% 12.0% 1Q May QTD Average Blended Change in Rent 10.0% 12.7%12.3% 14.3% 0.0% 4.0% 8.0% 12.0% 16.0% 1Q May QTD Average Change in Rent for Re-Leases 5.1% 5.2% 7.5% 7.5% 0.0% 2.0% 4.0% 6.0% 8.0% 1Q May QTD Average Change in Rent for Renewals

SFR Macro: Stability Amid Global Uncertainty 6 Stone Creek Community by AMH Development (Atlanta, GA)

7 Favorable Supply Landscape 0.8 1.3 1.8 2.3 2.8 3.3 TTM Avg. National Existing Home Inventory(1) (MM) Existing Home Inventory Levels are ~55% Below the Long-Term Average as of March 2022 (1) Source: National Association of Realtors. (2) Source: U.S. Census; John Burns Real Estate Consulting, LLC. 0.0 0.4 0.8 1.2 1.6 2.0 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 C u rr e n t 2 0 2 2 P 2 0 2 3 P 2 0 2 4 P 2 0 2 5 P Single-Family Permits(2) (MM) Single-Family starts are expected to remain below pre-GFC levels for the foreseeable future(2) Historically Low Existing Home Inventories Have Led to Supply Constraints Expected New Construction Levels Likely not Enough to Solve the Country’s Housing Shortage

-0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 Projected Population Growth(2) 33% 33% 15% 17% 19% 14% 12% 5% 12% 14% -2% -8% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% Est. S.F. Rent vs. Own Payment Delta(2) (Top 20 AMH Markets) 8 Sustained Demand Tailwinds (1) Source: John Burns Real Estate Consulting, LLC. (2) Source: U.S. Census. Rental payments are now estimated to be ~8% cheaper compared to monthly home ownership costs across the top 20 AMH markets Millennials are Aging into Prime Single Family Living Years SFR Value Proposition Further Benefitted By Increased Cost of Ownership Ages 20-34 Ages 35-49 Est. Single Family Rents vs. Cost of Hom Ownership(1)

9 US Net Migration Trends 2020 – 2021 Migration Continues to Benefit the AMH Footprint Indianapolis, +9K Nashville, +14K Denver, -5K Salt Lake City, -4K Seattle, -25K Phoenix, +70K Boise, +24K Northeast(6), -459K Chicago, -103K Southern California(2), -188K Northern California(1), -164K Texas Triangle(3), +146K Atlanta, +25K Northern/Central Florida(4), +82K Miami, -31K Reno, +6K Las Vegas, +15K Charlotte/Raleigh(5), +50K Portland, -6K Minneapolis, -13K Inflow Migration Outflow Migration Source: U.S. Census (Data: YoY Change from July 2020 through July 2021). (1) Net Regional figure includes San Francisco, East Bay, San Jose, & Sacramento. (2) Net Regional figure includes Los Angeles, Riverside-San Bernardino, Orange County, & San Diego. (3) Net Regional figure includes Dallas, San Antonio, Houston, & Austin. (4) Net Regional figure includes Jacksonville, Orlando, & Tampa. (5) Net Regional figure includes Charlotte & Raleigh. (6) Net Regional figure includes Boston, New York, Philadelphia, & Washington DC.

AMH Today 10 Stone Creek Community by AMH Development (Atlanta, GA)

11 2022 Guidance Unchanged Full Year Midpoint Core FFO per share and unit(1) $1.53 – $1.59 $1.56 Core FFO per share and unit growth 12.5% – 16.9% 14.7% Same-Home Portfolio: Core revenues growth 7.25% – 9.25% 8.25% Core property operating expenses growth 4.75% – 6.75% 5.75% Core NOI growth 8.50% – 10.50% 9.50% Properties Investment Midpoint Wholly owned inventory additions 3,300 – 3,900 $1.2B – $1.5B $1.35B Wholly owned land and development pipeline – $300M – $400M $350M Pro rata share of JV capital and property enhancing capex – $100M $100M Total capital investment (wholly owned and pro rata JV) 3,300 – 3,900 $1.6B – $2.0B $1.8B Total gross capital investment (JVs at 100%) 4,100 – 4,800 $1.7B – $2.2B $1.95B Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 1Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 23 for 2022 Guidance disclosure. Guidance is based on the 5/5/2022 earnings release. Projecting Another Year of Consistent, Double-Digit Earnings Growth

2022E Demonstrates the Combined Earnings Power from Same-Home and External Growth Programs 12 $1.36 $1.56 Core FFO Guidance Bridge $1.56 Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 1Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 23 for 2022 Guidance disclosure. Guidance is based on the 5/5/2022 earnings release.

13 AMH vs. the Peer Set 12.0% 9.9% 8.9% 8.9% 3.1% 1.4% 0.8% -0.4% AMH INVH CPT MAA UDR ESS AVB EQR 3-Year FFO Growth Per Share CAGR(1) (Midpoint of Guidance) 1.2% 1.0% 0.9% 0.6% 0.1% -0.7% -0.9% -0.9% MAA AMH CPT INVH UDR AVB ESS EQR Est. 2022 YoY Population Growth(4) 1.9% 1.7% 1.6% 1.4% 1.1% 0.6% 0.5% 0.5% MAA CPT AMH INVH UDR EQR AVB ESS Est. 2022 YoY Household Growth(3) 74% 61% 59% 52% 18% 13% 12% 9% MAA AMH INVH CPT UDR AVB EQR ESS 3-Year Total Return(2) (1) Source: Company Disclosure. Includes growth in 2020, 2021, and implied growth for midpoint of 2022 Core FFO guidance, unless not provided. (2) Source: S&P Global. Data is from 5/27/19 through 5/27/22. (3) Sources: Company Disclosure; International Monetary Fund; John Burns Real Estate Consulting, LLC. (4) Sources: Company Disclosure; John Burns Real Estate Consulting, LLC.

Remaining 2022 2023 2024 2025 2026 Thereafter Debt Maturity Schedule(2)(3) (MM) Liquidity - Cash and Cash Equivalents Liquidity - Undrawn Revolving Credit Facility Revolving Credit Facility Asset-Backed Securitizations Unsecured Senior Notes Principal Amortization Liquidity - Forward Shares 14 $2,560 $1,385 Investment Grade Balance Sheet Fixed Rate Debt, 17.5% Floating Rate Debt, 2.0% Preferred Shares, 1.9% Common Shares & OP Units, 78.6% $20.4B Total Capitalization(1) High Quality and Well-Laddered Maturity Schedule – Capital Needs Fully Funded for the Year Credit Ratings and Metrics(1) Moody’s Investor Service Baa3 / Positive S&P Global Ratings BBB- / Positive Balance Sheet Philosophy Maintain flexible investment grade balance sheet with diverse access to capital Continue optimizing capital stack and investment grade cost of capital Expand sources of available capital as the Company and the SFR sector evolve and mature Prudent retention of operating cash flow $16 $21 $10 $951 $420 Liquidity(4) (1) As of March 31, 2022. (2) As of March 31, 2022, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization. (3) The unsecured senior notes have maturity dates in 2028, 2029, 2031 and 2051. The asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025. (4) Represents $56 million of unrestricted cash on balance sheet, $840 million of undrawn capacity under the revolving credit facility, and $489 million of expected net proceeds from forward shares as of 3/31/2022. Net Debt and Preferred Shares to Adjusted EBITDAre 6.0x Fixed Charge Coverage 4.0x Unencumbered Core NOI Percentage 68.5%

Differentiated Growth Strategy 15 Sunrise Corner Community by AMH Development (Seattle, WA)

16 Strategy Design and create ideal rental Homes and Communities using data and insights from AMH’s integrated development and operating platforms Less opportunity for alignment of interests between developer and operators Product Type & Location High-quality, detached, single family homes, with attached garages in highly desirable neighborhoods Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Home Quality Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Often “builder basic” or lower quality fixtures and finishes Expense Efficiency Consistent, repeatable floorplans, fixtures and finishes selected for long-term operating expenditure efficiency Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Value Creation AMH homes are constructed at significant discount to market value, resulting in immediate value creation Commonly purchased at or near market value     AMH Amenity Centers create a community feel for residents AMH Development Homes average 2,000 sq. ft. and come with private yards and fences Other BTR Product AMH Development: Not All BTR is the Same Building the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform

(1) Rounded to the nearest thousand. 19 391 945 1,647 2,054 2,250 0 500 1,000 1,500 2,000 2,500 3,000 2016 2017 2018 2019 2020 2021 2022E AMH Development Deliveries 0 2,000 4,000 6,000 9,000 18,000 20,000+ 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2016 2017 2018 2019 2020 2021 1Q22 AMH Development Land Pipeline(1) Total Lots Owned, Controlled, and in Escrow 17 M id p o in t o f G u id a n ce AMH Development A Consistent Driver of Earnings Growth, Fueled by 20K+ Land Pipeline at Locked in Prices

A Leader in ESG 18 Walden Woods Community by AMH Development (Tampa, FL)

19 Recent ESG Recognitions

Solar Implementation Piloted a renewable energy program through the installation of solar panels on two amenity centers, which we are monitoring to evaluate its potential expansion. Talent Development Rolled out new benefits including an Employee Stock Purchase Program, Tuition Reimbursement Program, and Employee Resource Groups. 20 Environmental and Social Focus Volunteering Delivered 400,000 meals through Feeding America through employee donations and company match, to support the communities where we operate. ERG and DEI Initiative This year we launched six employee resource groups that are designed to enhance diversity, equity, and inclusion through offering networking, development, and cultural awareness. Additionally, we launched the second module of our “Valuing Differences” series. Energy Efficient Homes In 2021, the average HERS index for our newly constructed homes was 62.8, which means they use nearly 40% less energy than a home built to the 2006 "reference home" and less than half the energy of a typical home in this country.

21 Independent & Accountable Stewardship ▪ AMH is governed by a 13‐member board of trustees ▪ Independent Chairman of the Board ▪ Annual election of trustees ▪ Majority voting standard (plurality carve‐out voting standard only in contested elections) Continued Focus on Board Refreshment ▪ Continual process to refresh and strengthen board composition ▪ The average tenure of the Board is ~6 years ▪ 6 new independent trustees added in the past 5 years ▪ Michelle Kerrick joined the Board in September 2020, adding deep experience in corporate governance, financial and strategic planning, operational effectiveness and digital transformation ▪ Lynn Swann joined the Board in August 2020, adding extensive public company board experience as well as considerable expertise in business, marketing and civic engagement ▪ Matthew Zaist joined the Board in February 2020, adding homebuilding experience, a critical element given importance of the Company’s development program to drive value Performance-Based Compensation Practices ▪ Cash and equity incentive compensation includes annual and multi-year performance periods tied to absolute and relative peer group metrics ▪ Robust stock ownership requirements (6x for CEO, 5x for Trustees) ▪ Align shareholders and management through standard vesting period Corporate Governance Highlights

Appendix

23 2022 Guidance The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, rents and other single-family property revenues and property operating expenses, or a reconciliation of the forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Monthly Realized Rent For the related period, Average Monthly Realized Rent is calculated as the lease component of rents and other single-family property revenues (i.e., rents from single-family properties) divided by the product of (a) number of properties and (b) Average Occupied Days Percentage, divided by the number of months. For properties partially owned during the period, this calculation is adjusted to reflect the number of days of ownership. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale. Defined Terms and Non-GAAP Reconciliations

24 Defined Terms and Non-GAAP Reconciliations Dec 31, 2021 Dec 31, 2020 Net income 231,652$ 210,559$ 154,829$ Gain on sale and impairment of single-family properties and other, net (55,671) (49,696) (38,773) Depreciation and amortization 382,731 372,848 343,153 Acquisition and other transaction costs 16,877 15,749 9,298 Noncash share-based compensation - property management 3,004 3,004 1,745 Interest expense 114,455 114,893 117,038 General and administrative expense 58,521 56,444 48,517 Other income and expense, net (5,505) (3,985) (1,707) Core NOI 746,064$ 719,816$ 634,100$ Less: Non-Same-Home Core NOI 98,439 62,557 Same-Home Core NOI 621,377$ 571,543$ For the Years Ended For the Trailing Twelve Months Ended Mar 31, 2022 Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI should be considered only as a supplement to net income or loss as a measure of our performance and should not be used a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, this metric should not be used as a substitute for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands):

25 Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios): Net Debt and Preferred Shares to Adjusted EBITDAre Mar 31, 2022 Total Debt 3,978,305$ Less: cash and cash equivalents (56,626) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (42,626) Net debt 3,853,387$ Preferred shares at liquidiation value 385,000 Net debt and preferred shares 4,238,387$ Adjusted EBITDAre - TTM 703,217$ Net Debt and Preferred Shares to Adjusted EBITDAre 6.0 x Defined Terms and Non-GAAP Reconciliations

26 Unencumbered Core NOI Percentage For the Trailing Twelve Months Ended Mar 31, 2022 Unencumbered Core NOI $ 511,189 Core NOI 746,064 Unencumbered Core NOI Percentage 68.5% Fixed Charge Coverage For the Trailing Twelve Months Ended Mar 31, 2022 Interest expense per income statement $ 114,455 Less: amortization of discounts, loan costs and cash flow hedges (9,414) Add: capitalized interest 40,812 Cash interest 145,853 Dividends on preferred shares 29,904 Fixed charges $ 175,757 Adjusted EBITDAre - TTM $ 703,217 Fixed Charge Coverage 4.0 x Defined Terms and Non-GAAP Reconciliations

27 EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, and (4) gain or loss on early extinguishment of debt. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Mar 31, 2022 Net income 231,652$ Interest expense 114,455 Depreciation and amortization 382,731 EBITDA 728,838$ Gain on sale and impairment of single-family properties and other, net (55,671) Adjustments for unconsolidated joint ventures 1,120 EBITDAre 674,287$ Noncash share-based compensation - general and administrative 9,049 Noncash share-based compensation - property management 3,004 Acquisition, other transaction costs and other 16,877 Adjusted EBITDAre 703,217$ Defined Terms and Non-GAAP Reconciliations

28 Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. FFO shares and units includes weighted-average common shares and operating partnership units outstanding, as well as potentially dilutive securities. Defined Terms and Non-GAAP Reconciliations

29 The following is a reconciliation of net income attributable to common shareholders, as determined in accordance with GAAP, to Core FFO attributable to common share and unit holders (amounts in thousands, except share and per share data): Defined Terms and Non-GAAP Reconciliations Dec 31, 2021 Dec 31, 2020 Dec 31, 2019 Net income attributable to common shareholders 135,290$ 85,246$ 85,911$ Adjustments: Noncontrolling interests in the Operating Partnership 21,467 14,455 15,221 Gain on sale and impairment of single-family properties and other, net (49,696) (38,773) (40,210) Adjustments for unconsolidated joint ventures 1,873 1,352 1,797 Depreciation and amortization 372,848 343,153 329,293 Less: depreciation and amortization of non-real estate assets (11,151) (9,016) (7,933) FFO attributable to common share and unit holders 470,631$ 396,417$ 384,079$ Adjustments: Acquisition, other transaction costs and other (1) 15,749 12,889 3,224 Noncash share-based compensation - general and administrative 9,361 6,573 3,466 Noncash share-based compensation - property management 3,004 1,745 1,342 Redemption of perpetual preferred shares 15,879 - - Loss on early extinguishment of debt - - 659 Core FFO attributable to common share and unit holders 514,624$ 417,624$ 392,770$ Core FFO attributable to common share and unit holders per FFO share and unit 1.36$ 1.16$ 1.11$ Weighted-average FFO shares and units: Common shares outstanding 324,245,168 306,613,197 299,415,397 Share-based compensation plan and forward sale equity contracts (2) 1,617,640 724,523 686,050 Operating partnership units 51,447,939 51,990,094 53,045,004 Total weighted-average FFO shares and units 377,310,747 359,327,814 353,146,451 For the Years Ended (1) Included in acquisition, other transaction costs and other is a net $2.9 million nonrecurring expense related to a legal matter involving a former employee during the year ended December 31, 2020. (2) Reflects the effect of potentially dilutive securities issuable upon the assumed vesting/exercise of restricted stock units and stock options and the dilutive effect of forward sale equity contracts under the treasury stock method.

30 Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has been taken out of service as a result of a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Capitalization Includes the market value of all outstanding common shares and operating partnership units (based on the NYSE AMH Class A common share closing price as of period end), the current liquidation value of preferred shares as of period end and Total Debt. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end and excludes unamortized discounts and unamortized deferred financing costs. Defined Terms and Non-GAAP Reconciliations